SUPPLEMENT dated January 25, 2005 to
PROSPECTUS dated May 1, 2004 for
MileageCredit Variable Annuity
and to
PROSPECTUS dated June 25, 2004 for
ProtectiveRewards Variable Annuity
both issued by Protective Life Insurance Company

As of September 13, 2004, Protective Life Insurance Company ceased offering the MileageCredit variable annuity. As of January 25, 2005, we have discontinued our participation in the American Airline® AAdvantage® program with respect to the MileageCredit variable annuity. As a result, mileage credits will no longer be awarded for any subsequent Purchase Payments made to your MileageCredit variable annuity. This discontinuation does not affect the mileage credits awarded for any Purchase Payments we received prior to January 25, 2005.

Effective January 25, 2005, owners of MileageCredit variable annuities may elect to exchange their MileageCredit variable annuity for a ProtectiveRewards variable annuity. Alternatively, owners of the MileageCredit variable annuity may surrender their MileageCredit variable annuity at Account Value without imposition of Surrender Charges.

If you elect to surrender your MileageCredit variable annuity, federal and state income taxes will apply to any gains in the contract at the time of surrender. A 10% federal penalty tax will also apply to those gains if you have not yet reached the age of 59½ at the time of surrender. Please see the accompanying MileageCredit variable annuity prospectus dated May 1, 2004 for more information about the tax treatment of full surrenders.

If you elect to exchange your MileageCredit variable annuity for a ProtectiveRewards variable annuity, the exchange will be made at Account Value without imposition of any Surrender Charges otherwise applicable to the MileageCredit variable annuity. Additionally, all current and future Surrender Charges otherwise applicable to the ProtectiveRewards variable annuity will be waived. No income taxes will apply to the exchange transaction. Any gains in your MileageCredit variable annuity at the time of the exchange will carry over to your ProtectiveRewards variable annuity. Gains in the ProtectiveRewards variable annuity will be subject to income taxes when they are withdrawn or when annuity income payments begin. See "Taxation of Annuities In General" in the accompanying ProtectiveRewards variable annuity prospectus dated June 25, 2004 for more information.

The following table compares certain features of the MileageCredit variable annuity and the ProtectiveRewards variable annuity. You should read the accompanying MileageCredit variable annuity prospectus dated May 1, 2004 and ProtectiveRewards variable annuity prospectus dated June 25, 2004 for more complete information about the two variable annuity contracts.

	ProtectiveRewards	MileageCredit
Maximum (Owner) Issue Age	75	75
Variable Account Annual Expenses Mortality and Expense Risk Charge Administration Charge Total Variable Account Annual Expenses	0.95% 0.10% 1.05%	1.35% 0.15% 1.50%
Contract Maintenance Fee	$35 (waived at $50,000)	$40 (waived at $50,000)
Maximum Surrender Charge	All Surrender Charges, current and future, will be waived for ProtectiveRewards variable annuities issued in exchange for MileageCredit variable annuities	8% of amount surrendered
Persistency Reward	• 2.00% on 8th contract
    anniversary
•  0.20% annually from 9th
    contract anniversary through
    15th contract anniversary
•  0.40% annually from 16th
    contract anniversary until
    Annuity Commencement Date
•  Persistency Reward is based
    on the value of amounts
    allocated to the variable
	sub-accounts.	none
Death Benefit Options	• Account Value (included in Mortality and Expense Risk Charge) • Optional (at additional cost) º Return of Purchase Payments, or º Annual Rachet	• Return of Purchase Payments (included in Mortality and Expense Risk Charge) • Optional (at additional cost) º none
Death Benefit Fee Options	• Choice of: º Asset Based Fee º Death Benefit Based Fee º Net Amount at Risk Fee Fee amounts vary by option. See prospectus for more complete information.	none
Annuity Value Bonus	2% bonus on Contract Value upon annuitization on or after 10th contract anniversary. Limitations apply; see prospectus for more complete information.	none
Minimum Annuity Value	Guarantees a minimum value upon annuitization on the 7th contract anniversary. Limitations apply; see prospectus for more complete information.	none
Mileage Credits	none	Discontinued as of January 25, 2005
Purchase Payment Credits	none	1% for $50,000 or more